UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Omega Healthcare Investors, Inc.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone Users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85623-P48511 OMEGA HEALTHCARE INVESTORS, INC. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM EDT OMEGA HEALTHCARE INVESTORS, INC. 303 INTERNATIONAL CIRCLE, SUITE 200 HUNT VALLEY, MD 21030 You invested in OMEGA HEALTHCARE INVESTORS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. Vote Virtually at the Meeting* June 5, 2026 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/OHI2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.” Voting Items Board Recommends V85624-P48511 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Kapila K. Anand For 1b. Craig R. Callen For 1c. Dr. Lisa C. Egbuonu-Davis For 1d. Barbara B. Hill For 1e. Kevin J. Jacobs For 1f. C. Taylor Pickett For 1g. Stephen D. Plavin For 1h. Burke W. Whitman For 2. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 For 3. Approval, on an advisory basis, of the compensation of the named executive officers For NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournment thereof.